GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

_____________________________________________________________________________________________________________________

                                                                                           Give the
                              Give the SOCIAL                                              EMPLOYER
                              SECURITY                                                     IDENTIFICATION
For this type of account      number of:                   For this type of account        number of:
_____________________________________________________________________________________________________________________
1.   An individual's account  The individual               6.    A valid trust, estate,    Legal entity (Do not
                                                                 or pension trust          furnish the taxpayer
                                                                                           identification number of
                                                                                           the personal
                                                                                           representative or
                                                                                           trustee unless the legal
                                                                                           entity itself is not
                                                                                           designated in the
                                                                                           account title).(4)

2.   Two       or       more  The actual owner of the      7.    Corporate account         The corporation
     individuals      (joint  account or, if combined
     account)                 funds, the first
                              individual on the
                              account(1)

3.   Custodian account of a   The minor(2)                 8.    Association, club,        The organization
     minor (Uniform Gift to                                      religious, charitable,
     Minors Act)                                                 educational or other
                                                                 tax-exempt organization
                                                                 account

4.   a. The usual             The grantor-trustee(1)       9.    Partnership account       The partnership
     revocable savings trust
     account (grantor is
     also trustee)
                              The actual owner(1)          10.   A broker or registered    The broker or nominee
                                                                 nominee
     b.  So-called trust
     account that is not a
     legal or valid trust
     under State law

5.   Sole proprietorship      The owner(3)                 11.   Account with the          The public entity
     account                                                     Department of
                                                                 Agriculture  in
                                                                 the  name  of a
                                                                 public   entity
                                                                 (such    as   a
                                                                 State  or local
                                                                 government,
                                                                 School district
                                                                 or prison) that
                                                                 receives
                                                                 agricultural
                                                                 program
                                                                 payments

_____________________________________________________________________________________________________________________


(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number.

(4) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2





How to Obtain a TIN

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card for individuals, or Form SS-4, Application for Employer Identification Number (for business and other entities), or Form W-7, Application for IRS Individual
Taxpayer Identification Number (for certain resident aliens), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

If you return the  Substitute  Form W-9 with the  "Awaiting  TIN" box checked in
Part 3, you must provide the payer with a Certificate of Awaiting Taxpayer Identification Number and, within 60 days, a TIN. If you do not provide the TIN by the date of payment, 31% of all reportable payments will be withheld. If your certified TIN is received within the 60-day period and you were not subject to backup withholding during that period, the amounts withheld will be refunded to you. If no certified TIN is provided to the payer within 60 days, the amounts withheld will be paid to the IRS.

As soon as you receive your TIN, complete another Substitute Form W-9, include your TIN, sign and date the form, and give it to the payer.

For interest, dividends and broker transactions, you must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to a payer, you must cross out item 2 in the certification before signing the form.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments by the payer include the following:

    o  A corporation.

    o  A financial institution.

    o An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

    o  The United States or any agency or instrumentality thereof.

    o A State, the District of Columbia, a possession of the United States or any political subdivision or instrumentality thereof.

    o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

    o  An international organization or any agency or instrumentality thereof.

    o A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.

    o  A real estate investment trust.

    o  A common trust fund operated by a bank under section 584(a).

    o An entity registered at all times under the Investment Company Act of 1940.

    o  A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    o  Payments to nonresident aliens subject to withholding under section 1441.

    o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

    o Payments of patronage dividends where the amount received is not paid in money.

    o  Payments made by certain foreign organizations.

    o  Section 404(K) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

    o Payments of interest on obligations issued by individuals. Note: You are subject to information reporting if this interest is $600 or more and is paid in the course of the payer's trade or business and backup withholding if you have not provided your correct TIN to the payer.

    o Payments of tax-exempt interest (including exempt interest dividends under section 852).

    o  Payments described in section 6049(b) (5) to nonresident aliens.

    o  Payments on tax-free covenant bonds under section 1451.

    o  Payments made by certain foreign organizations.

    o  Mortgage interest paid by you.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE "EXEMPT" ON THE FACE OF THE FORM IN PART 2, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Certain payments, other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest or other payments to give their correct TIN to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the TIN whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish TIN. -- If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINS. -- If the payer discloses or uses TIN's in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.